UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22596

MSAM Completion Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

MSAM Completion Portfolio

April 30, 2014

Portfolio of Investments (Unaudited)

Commercial Mortgage-Backed Securities — 25.5%

Security	Principal Amount (000’s omitted)	Value

ESA, Series 2013-ESH7, Class D7, 5.521%, 12/5/31(1)(2)	$200	$210,396
HILT, Series 2013-HLT, Class CFX, 3.714%, 11/5/30(1)	135	137,302
JPMBB, Series 2013-C17, Class D, 5.05%, 1/15/47(1)(2)	200	188,691
JPMBB, Series 2014-C19, Class D, 4.836%, 4/15/47(1)(2)(3)	150	137,098
MSBAM, Series 2014-C15, Class D, 4.899%, 4/15/47(1)(2)	200	186,020
WF-RBS, Series 2014-LC14, Class D, 4.586%, 3/15/47(1)(2)	150	135,177

Total Commercial Mortgage-Backed Securities (identified cost $966,618)		$994,684

Asset-Backed Securities — 15.3%

Security	Principal Amount (000’s omitted)	Value
CAH, Series 2014-1A, Class C, 2.10%, 5/17/31(1)(4)	$165	$165,565
DROT, Series 2013-2, Class A, 2.27%, 5/20/26(1)	171	171,239
OMFIT, Series 2014-1A, Class A, 2.43%, 6/18/24(1)	130	129,997
SRFC, Series 2014-1A, Class B, 2.42%, 3/20/30(1)	129	128,988

Total Asset-Backed Securities (identified cost $593,467)		$595,789

Call Options Purchased — 3.4%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	3	$2,010.00	5/2/14	$7
S&P 500 Index	4	1,965.00	5/9/14	30
S&P 500 Index	3	1,985.00	5/17/14	37
S&P 500 Index	4	1,995.00	5/23/14	80
S&P 500 Index	60	1,900.00	6/21/14	131,100
S&P 500 Index FLEX	4	1,985.00	5/5/14	0
S&P 500 Index FLEX	4	1,990.00	5/7/14	1
S&P 500 Index FLEX	4	1,970.00	5/12/14	32
S&P 500 Index FLEX	4	1,985.00	5/14/14	21
S&P 500 Index FLEX	4	1,995.00	5/19/14	38
S&P 500 Index FLEX	4	2,005.00	5/21/14	35
S&P 500 Index FLEX	4	2,000.00	5/27/14	103
S&P 500 Index FLEX	4	2,005.00	5/28/14	92

Total Call Options Purchased (identified cost $131,250)				$131,576

Currency Call Options Purchased — 0.0%(5)

Description	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Euro Futures 6/2014	Euro 625	$1.50	6/6/14	$31

Total Currency Call Options Purchased (identified cost $231)				$31

Put Options Purchased — 0.0%(5)

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	3	$1,705.00	5/2/14	$23
S&P 500 Index	4	1,645.00	5/9/14	60
S&P 500 Index	3	1,695.00	5/17/14	142
S&P 500 Index	4	1,685.00	5/23/14	280
S&P 500 Index FLEX	4	1,665.00	5/5/14	0
S&P 500 Index FLEX	4	1,685.00	5/7/14	1
S&P 500 Index FLEX	4	1,645.00	5/12/14	5
S&P 500 Index FLEX	4	1,675.00	5/14/14	26
S&P 500 Index FLEX	4	1,695.00	5/19/14	139
S&P 500 Index FLEX	4	1,705.00	5/21/14	237
S&P 500 Index FLEX	4	1,700.00	5/27/14	451
S&P 500 Index FLEX	4	1,705.00	5/28/14	560

Total Put Options Purchased (identified cost $9,455)				$1,924

Short-Term Investments — 19.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$775	$775,020

Total Short-Term Investments (identified cost $775,020)		$775,020

Total Investments — 64.1% (identified cost $2,476,041)		$2,499,024

Call Options Written — (1.1)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	3	$1,920.00	5/2/14	$(45)
S&P 500 Index	4	1,875.00	5/9/14	(7,320)
S&P 500 Index	3	1,895.00	5/17/14	(3,090)
S&P 500 Index	4	1,905.00	5/23/14	(3,680)
S&P 500 Index FLEX	4	1,895.00	5/5/14	(1,857)
S&P 500 Index FLEX	4	1,900.00	5/7/14	(1,804)

1	See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index FLEX	4	$1,880.00	5/12/14	$(6,610)
S&P 500 Index FLEX	4	1,895.00	5/14/14	(4,079)
S&P 500 Index FLEX	4	1,905.00	5/19/14	(3,535)
S&P 500 Index FLEX	4	1,915.00	5/21/14	(2,646)
S&P 500 Index FLEX	4	1,910.00	5/27/14	(4,073)
S&P 500 Index FLEX	4	1,915.00	5/28/14	(3,458)

Total Call Options Written (premiums received $29,984)				$(42,197)

Put Options Written — (0.2)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	3	$1,795.00	5/2/14	$(45)
S&P 500 Index	4	1,735.00	5/9/14	(140)
S&P 500 Index	3	1,785.00	5/17/14	(532)
S&P 500 Index	4	1,775.00	5/23/14	(1,130)
S&P 500 Index FLEX	4	1,755.00	5/5/14	(3)
S&P 500 Index FLEX	4	1,775.00	5/7/14	(50)
S&P 500 Index FLEX	4	1,735.00	5/12/14	(78)
S&P 500 Index FLEX	4	1,765.00	5/14/14	(304)
S&P 500 Index FLEX	4	1,785.00	5/19/14	(981)
S&P 500 Index FLEX	4	1,795.00	5/21/14	(1,437)
S&P 500 Index FLEX	4	1,790.00	5/27/14	(2,001)
S&P 500 Index FLEX	4	1,795.00	5/28/14	(2,327)

Total Put Options Written (premiums received $32,100)				$(9,028)

Other Assets, Less Liabilities — 37.2%				$1,449,968

Net Assets — 100.0%				$3,897,767

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

CAH	–	Colony American Homes
DROT	–	Diamond Resorts Owner Trust
ESA	–	Extended Stay America Trust
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
HILT	–	Hilton USA Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
MSBAM	–	Morgan Stanley Bank of America Merrill Lynch Trust
OMFIT	–	OneMain Financial Issuance Trust
SRFC	–	Sierra Receivables Funding Co., LLC
WF-RBS	–	WF-RBS Commercial Mortgage Trust
(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2014, the aggregate value of these securities is $1,590,473 or 40.8% of the Portfolio’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2014.

(3)	When-issued security.

(4)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2014.

(5)	Amount is less than 0.05%.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2014.

2	See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2014

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2014
Unaffiliated investments, at value (identified cost, $1,701,021)	$1,724,004
Affiliated investment, at value (identified cost, $775,020)	775,020
Cash	659,650
Restricted cash*	918,569
Interest receivable	4,079
Interest receivable from affiliated investment	157
Receivable for investments sold	4,789
Receivable for variation margin on open financial futures contracts	31,286
Total assets	$4,117,554

Liabilities
Written options outstanding, at value (premiums received, $62,084)	$51,225
Payable for investments purchased	831
Payable for when-issued securities	136,460
Payable to affiliates:
Investment adviser fee	3,824
Trustees’ fees	52
Accrued expenses	27,395
Total liabilities	$219,787
Net Assets applicable to investors’ interest in Portfolio	$3,897,767

Sources of Net Assets
Investors’ capital	$3,816,675
Net unrealized appreciation	81,092
Total	$3,897,767

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

3	See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2014

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2014
Interest	$10,635
Interest allocated from affiliated investment	1,075
Expenses allocated from affiliated investment	(131)
Total investment income	$11,579

Expenses
Investment adviser fee	$25,141
Trustees’ fees and expenses	300
Custodian fee	35,848
Legal and accounting services	15,930
Miscellaneous	1,876
Total expenses	$79,095
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$79,093

Net investment loss	$(67,514)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(10,336)
Investment transactions allocated from affiliated investment	12
Written options	111,582
Financial futures contracts	185,485
Net realized gain	$286,743
Change in unrealized appreciation (depreciation) —
Investments	$46,965
Written options	89,722
Financial futures contracts	(154,411)
Net change in unrealized appreciation (depreciation)	$(17,724)

Net realized and unrealized gain	$269,019

Net increase in net assets from operations	$201,505

4	See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
From operations —
Net investment loss	$(67,514)	$(156,975)
Net realized gain (loss) from investment transactions, written options and financial futures contracts	286,743	(494,385)
Net change in unrealized appreciation (depreciation) from investments, written options and financial futures contracts	(17,724)	95,026
Net increase (decrease) in net assets from operations	$201,505	$(556,334)
Capital transactions —
Contributions	$6,105,402	$3,747,629
Withdrawals	(4,888,784)	(4,637,029)
Net increase (decrease) in net assets from capital transactions	$1,216,618	$(889,400)

Net increase (decrease) in net assets	$1,418,123	$(1,445,734)

Net Assets
At beginning of period	$2,479,644	$3,925,378
At end of period	$3,897,767	$2,479,644

5	See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2014

Supplementary Data

	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	5.17	%(2)	7.13%	3.09%
Net investment loss	(4.40	)%(2)	(6.58)%	(2.98)%
Portfolio Turnover	38	%(3)	286%	0%

Total Return	3.08	%(3)	(19.87)%	(14.00)%

Net assets, end of period (000’s omitted)	$3,898		$2,480	$3,925

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

6	See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2014

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

MSAM Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2014, Eaton Vance Multi-Strategy All Market Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

7

MSAM Completion Portfolio

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2014 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s

8

MSAM Completion Portfolio

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

average daily net assets up to $500 million that are subject to a written put spread and/or call spread strategy and at reduced rates when the Portfolio’s daily net assets are $500 million or more. The Portfolio’s daily net assets that are subject to a written put spread and/or call spread strategy may exceed the Portfolio’s daily net assets on any day. The investment adviser fee is payable monthly. For the six months ended April 30, 2014, the investment adviser fee amounted to $25,141 or 1.64% (annualized) of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $1,810,172 and $251,954, respectively, for the six months ended April 30, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,335,032

Gross unrealized appreciation	$30,461
Gross unrealized depreciation	—

Net unrealized appreciation	$30,461

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at April 30, 2014 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at April 30, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Foreign Currency Futures
6/14	4 Euro	Short	$(697,438)	$(693,500)	$3,938
	Interest Rate Futures
6/14	19 U.S. 5-Year Treasury Note	Long	2,272,644	2,269,609	(3,035)
6/14	49 U.S. 10-Year Treasury Note	Long	6,096,652	6,096,672	20
6/14	9 U.S. Ultra-Long Treasury Bond	Long	1,279,204	1,325,531	46,327

					$47,250

9

MSAM Completion Portfolio

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

Written options activity for the six months ended April 30, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	216	$149,464
Options written	810	568,294
Options exercised	(287)	(243,143)
Options expired	(647)	(412,531)

Outstanding, end of period	92	$62,084

At April 30, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions. During the six months ended April 30, 2014, the Portfolio also held certain purchased call options contracts to enhance returns.

Foreign Exchange Risk:  During the six months ended April 30, 2014, the Portfolio entered into currency futures contracts to enhance total return. The Portfolio also purchased options on currency futures contracts to hedge against fluctuations in currency exchange rates.

Interest Rate Risk:  The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio enters into U.S. Treasury futures contracts.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2014 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Equity Price	Foreign Exchange	Interest Rate

Unaffiliated investments, at value	$133,500	$31	$—
Net unrealized appreciation*	—	3,938	46,347

Total Asset Derivatives	$133,500	$3,969	$46,347

	Equity Price	Foreign Exchange	Interest Rate

Written options outstanding, at value	$(51,225)	$—	$—
Net unrealized appreciation*	—	—	(3,035)

Total Liability Derivatives	$(51,225)	$—	$(3,035)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

10

MSAM Completion Portfolio

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2014 was as follows:

Statement of Operations Caption	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(11,931)	$—	$—
Financial futures contracts	—	(20,469)	205,954
Written options	111,582	—	—

Total	$99,651	$(20,469)	$205,954

Change in unrealized appreciation (depreciation) —
Investments	$16,819	$(200)	$—
Financial futures contracts	—	3,938	(158,349)
Written options	89,722	—	—

Total	$106,541	$3,738	$(158,349)

The average notional amounts of derivative instruments outstanding during the six months ended April 30, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts
Long	Short
$8,619,000	$321,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the six months ended April 30, 2014, which are indicative of the volume of these derivative types, were approximately $370,000 and 173 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

MSAM Completion Portfolio

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

At April 30, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$—	$994,684	$—	$994,684
Asset-Backed Securities	—	595,789	—	595,789
Call Options Purchased	131,254	322	—	131,576
Currency Call Options Purchased	31	—	—	31
Put Options Purchased	505	1,419	—	1,924
Short-Term Investments	—	775,020	—	775,020

Total Investments	$131,790	$2,367,234	$—	$2,499,024

Futures Contracts	50,285	—	—	50,285

Total	$182,075	$2,367,234	$—	$2,549,309

Liability Description

Call Options Written	$(14,135)	$(28,062)	$—	$(42,197)
Put Options Written	(1,847)	(7,181)	—	(9,028)
Futures Contracts	(3,035)	—	—	(3,035)

Total	$(19,017)	$(35,243)	$—	$(54,260)

The Portfolio held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At April 30, 2014, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

12

MSAM Completion Portfolio

April 30, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

13

MSAM Completion Portfolio

April 30, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of MSAM Completion Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-adviser”), each an affiliate of Eaton Vance Management, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board considered the Adviser’s responsibilities supervising the Sub-adviser, and the abilities and experience of the Adviser’s and the Sub-adviser’s investment personnel with respect to investing in a variety of different securities and investments, as well as in options. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

14

MSAM Completion Portfolio

April 30, 2014

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Portfolio Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2013 for the Portfolio. The Board took into account the purpose served by the Portfolio as an investment option for other Eaton Vance Funds seeking to participate in performance of the asset classes not generally available in other funds in which it invests or to otherwise manage investment exposures. On the basis of the foregoing and other relevant information provided to the Board, the Board concluded that the Portfolio had achieved its performance objective.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider (the “peer group”). The Board considered certain Portfolio specific factors that had an impact on Portfolio expense ratios relative to the peer group, including the Portfolio’s purpose as an investment option for other Eaton Vance Funds seeking to participate in performance of the asset classes not generally available in other funds in which it invests or to otherwise manage investment exposures. The Board also considered actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Portfolio currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Portfolio to continue to benefit from economies of scale in the future.

15

MSAM Completion Portfolio

April 30, 2014

Officers and Trustees

Officers of MSAM Completion Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of MSAM Completion Portfolio

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Allen R. Freedman

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Harriett Tee Taggart

*	Interested Trustee

16

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSAM Completion Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: June 6, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: June 6, 2014